UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

KAYNE DL 2021, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01393	86-2440860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, 14th Floor, Houston, TX	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 493-2020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer

On June 14, 2021, Michael J. Levitt notified the Board of Directors (the “Board”) of Kayne DL 2021, Inc. (the “Company”) of his decision to resign, effective immediately, from his position as Chief Executive Officer of the Company. Mr. Levitt will continue to serve in his role as an interested director of the Company.

Mr. Levitt’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Chief Executive Officer

On June 14, 2021, in connection with Mr. Levitt’s resignation, the Board appointed Mr. James C. Baker as Chief Executive Officer, effective immediately.

Mr. Baker’s biography is incorporated by reference to the Company’s registration statement on Form 10, filed on May 11, 2021 (SEC Accession No. 0001193125-21-157756).

Mr. Baker will continue to work with Douglas L. Goodwillie and Kenneth B. Leonard, the Company’s Co-Chief Investment Officers, as well as Terrence J. Quinn, the Company’s Vice Chairman and Paul S. Blank, Chief Operating Officer of Kayne Anderson Capital Advisors, L.P., in executing on the Company’s investment objective.

There is no arrangement or understanding between Mr. Baker and any other persons pursuant to which Mr. Baker was selected as an officer. There are no family relationships between Mr. Baker and any director, executive officer or person nominated or chosen by the Company to become an executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Baker had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2021	By:	/s/ Jarvis V. Hollingsworth
		Name:	Jarvis V. Hollingsworth
		Title:	Secretary